Prospectus Supplement May 5, 1999*

IDS Extra Income Fund (July 30, 1998) S-6370 M (7/98)

The following paragraph should be added after the paragraph on Jack Utter under the "Portfolio manager' section of the prospectus:

Scott Schroepfer, senior portfolio manager, joined AEFC in 1990. He became co-manager of this Fund and the IDS Life Income Advantage Fund in March 1999. He also serves as a portfolio manager of the IDS Life Series Fund - Managed Portfolio since 1995 and as associate portfolio manager since 1994.



S- 6370-11 A  (5/99)
*Destroy July 31, 1999